CINCINNATI  FINANCIAL  CORPORATION

Investor Contact: Dennis E. McDaniel

513-870-2768

CINF-IR@cinfin.com

Media Contact: Joan O. Shevchik

513-603-5323

Media_Inquiries@cinfin.com

Cincinnati Financial Corporation Announces Leadership Transitions

CINCINNATI, April 25, 2011 – Cincinnati Financial Corporation (Nasdaq: CINF) today announced the transition of company leadership and expanded responsibilities for key officers, effective May 2, 2011.

Kenneth W. Stecher, president and chief executive officer, commented, “When our current executive team formed almost three years ago, our board of directors requested a priority on development and progression of future candidates who could broaden their experience and contributions, moving up in the normal course of business. Today’s announcement confirms the success of that plan, as our board taps some of our proven executives to take on higher responsibilities. This approach assures the continuity of our values, commitments and operations, as well as our ability to keep driving strategic initiatives to improve growth and profitability.”

Corporate and subsidiary officer and board leadership changes

(effective May 2, 2011, unless otherwise indicated):

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Kenneth W. Stecher, previously president and chief executive officer, becomes chairman of the board for Cincinnati Financial and all subsidiaries.

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John J. Schiff, Jr., CPCU, previously chairman, continues as a member of the board of directors and chairman of the executive committee for Cincinnati Financial and its insurance subsidiaries.

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Steven J. Johnston, FCAS, MAAA, CFA, previously chief financial officer, secretary and treasurer, is promoted to president and chief executive officer for Cincinnati Financial. He is chief executive officer for all subsidiaries and president of four subsidiaries: The Cincinnati Insurance Company, The Cincinnati Indemnity Company, The Cincinnati Specialty Underwriters Insurance Company and CSU Producer Resources Inc.

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Jacob F. Scherer, executive vice president for the insurance subsidiaries and the insurance brokerage, has expanded responsibility for oversight of Business Insurance, a new consolidation of Sales & Marketing, which he currently manages, with Commercial Lines, Target Markets and excess and surplus lines operations.

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Teresa C. Cracas, previously vice president and counsel, is promoted to senior vice president of strategic analytics and chief risk officer for all subsidiaries. She is responsible for oversight of departments that manage data modeling for financial analysis and property casualty insurance reserving and pricing, including Staff Underwriting and Corporate Actuarial.

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Lisa A. Love, previously senior counsel for the insurance subsidiaries, is promoted to general counsel and corporate secretary for Cincinnati Financial and all subsidiaries.

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Michael J. Sewell, CPA, is joining the company as chief financial officer, senior vice president and treasurer for Cincinnati Financial and chief financial officer for all subsidiaries, effective May 31, 2011. He brings more than 25 years of property casualty insurance accounting experience with Deloitte & Touche LLP, the company’s registered public accounting firm. He was lead client service partner for Cincinnati Financial’s audits from 1998 to 2003. As lead partner in the Cincinnati office’s insurance practice for 13 years, Sewell was responsible for all aspects of service and for issue resolution. He is experienced in conversions to International Financial Reporting Standards, debt issuance, acquisitions and divestitures.

Chief Financial Officer Steven J. Johnston noted, “Ken was exactly the CEO we needed to emerge stronger and more stable from a period of unprecedented challenge for our company, our industry and our country. As he takes the chairman role and passes to me the day-to-day management duties, I deeply appreciate the progress he has led and the counsel he and Jack will continue to provide. I will work with them, my executive team and our associates to further the company’s agent-centered mission and strategic initiatives. We will continue and step up our work in progress to improve agents’ ease of doing business by leveraging technology and data; offering new products and services to enhance their marketing opportunities; and improving underwriting results by increasing pricing precision, streamlining workflows and carefully managing expenses.

“As we continue to press on these initiatives, important next steps will be to unify our approach and consolidate operational gains. We are preparing to take those steps by bringing all of our business insurance departments under J.F.’s direction, allowing us to serve each agency through an integrated team with increased customer focus, synergy and accountability. We anticipate similar benefits from Teresa’s unified oversight of our data modeling activities for pricing, reserving and financial analysis.

“The company has benefited for some time from Lisa’s legal advice and coordination of corporate legal, compliance and governance activities. In formalizing her general counsel title and appointing her to the complementary position of corporate secretary, the board recognizes the company’s increasing need for this expertise.

“We believe that Mike, our new CFO, will be a great addition to our executive team, thanks to his knowledge of our operations, his accounting expertise in insurance as well as other types of organizations, and his proven communication skills and commitment to quality client service.

Johnston concluded, “Our leadership team and all of our executives aspire to heighten the company’s competitive points of difference and achieve industry-leading growth and profitability. Our foundation is strong, giving new generations every opportunity to prosper and add value.”

Cincinnati Financial Corporation offers business, home and auto insurance, our main business, through The Cincinnati Insurance Company and its two standard market property casualty companies. The same local independent insurance agencies that market those policies may offer products of our other subsidiaries, including life and disability income insurance, annuities and surplus lines property and casualty insurance. For additional information about the company, please visit www.cinfin.com.

Mailing Address:

Street Address:

P.O. Box 145496

6200 South Gilmore Road

Cincinnati, Ohio 45250-5496

Fairfield, Ohio 45014-5141

The company plans to release its results on Wednesday, April 27, 2011, after the close of regular trading on the Nasdaq Stock Market and file its SEC Form 10-Q on or before Friday, April 29, 2011. For additional information or to register for our earnings conference call webcast, please visit www.cinfin.com/investors.

Safe Harbor Statement

This is our “Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995. Our business is subject to certain risks and uncertainties that may cause actual results to differ materially from those suggested by the forward-looking statements in this report. Some of those risks and uncertainties are discussed in our 2010 Annual Report on Form 10-K, Item 1A, Risk Factors, Page 24.

Factors that could cause or contribute to such differences include, but are not limited to:

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Unusually high levels of catastrophe losses due to risk concentrations, changes in weather patterns, environmental events, terrorism incidents or other causes

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Increased frequency and/or severity of claims

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Inadequate estimates or assumptions used for critical accounting estimates

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Recession or other economic conditions resulting in lower demand for insurance products or increased payment delinquencies

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Delays in adoption and implementation of underwriting and pricing methods that could increase our pricing accuracy, underwriting profit and competitiveness

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Inability to defer policy acquisition costs for any business segment if pricing and loss trends would lead management to conclude that segment could not achieve sustainable profitability

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Declines in overall stock market values negatively affecting the company’s equity portfolio and book value

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Events, such as the credit crisis, followed by prolonged periods of economic instability or recession, that lead to:

o

Significant or prolonged decline in the value of a particular security or group of securities and impairment of the asset(s)

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Significant decline in investment income due to reduced or eliminated dividend payouts from a particular security or group of securities

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Significant rise in losses from surety and director and officer policies written for financial institutions

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Prolonged low interest rate environment or other factors that limit the company’s ability to generate growth in investment income or interest rate fluctuations that result in declining values of fixed-maturity investments, including declines in accounts in which we hold bank-owned life insurance contract assets

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Increased competition that could result in a significant reduction in the company’s premium volume

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Changing consumer insurance-buying habits and consolidation of independent insurance agencies that could alter our competitive advantages

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Inability to obtain adequate reinsurance on acceptable terms, amount of reinsurance purchased, financial strength of reinsurers and the potential for non-payment or delay in payment by reinsurers

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Events or conditions that could weaken or harm the company’s relationships with its independent agencies and hamper opportunities to add new agencies, resulting in limitations on the company’s opportunities for growth, such as:

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Downgrades of the company’s financial strength ratings

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Concerns that doing business with the company is too difficult

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Perceptions that the company’s level of service, particularly claims service, is no longer a distinguishing characteristic in the marketplace

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Delays or inadequacies in the development, implementation, performance and benefits of technology projects and enhancements

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Actions of insurance departments, state attorneys general or other regulatory agencies, including a change to a federal system of regulation from a state-based system, that:

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Restrict our ability to exit or reduce writings of unprofitable coverages or lines of business

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Place the insurance industry under greater regulatory scrutiny or result in new statutes, rules and regulations

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Add assessments for guaranty funds, other insurance related assessments or mandatory reinsurance arrangements; or that impair our ability to recover such assessments through future surcharges or other rate changes

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Increase our provision for federal income taxes due to changes in tax law

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Increase our other expenses

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Limit our ability to set fair, adequate and reasonable rates

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Place us at a disadvantage in the marketplace

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Restrict our ability to execute our business model, including the way we compensate agents

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Adverse outcomes from litigation or administrative proceedings

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Events or actions, including unauthorized intentional circumvention of controls, that reduce the company’s future ability to maintain effective internal control over financial reporting under the Sarbanes-Oxley Act of 2002

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Unforeseen departure of certain executive officers or other key employees due to retirement, health or other causes that could interrupt progress toward important strategic goals or diminish the effectiveness of certain longstanding relationships with insurance agents and others

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Events, such as an epidemic, natural catastrophe or terrorism, that could hamper our ability to assemble our workforce at our headquarters location

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Difficulties with technology or data security breaches that could negatively affect our ability to conduct business and our relationships with agents, policyholders and others

Further, the company’s insurance businesses are subject to the effects of changing social, economic and regulatory environments. Public and regulatory initiatives have included efforts to adversely influence and restrict premium rates, restrict the ability to cancel policies, impose underwriting standards and expand overall regulation. The company also is subject to public and regulatory initiatives that can affect the market value for its common stock, such as measures affecting corporate financial reporting and governance. The ultimate changes and eventual effects, if any, of these initiatives are uncertain.

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